ADDENDUM TO STOCK PURCHASE AGREEMENT

This ADDENDUM TO STOCK PURCHASE AGREEMENT (this “Addendum”) is dated as of August 29, 2007, by and among Appalachian Oil Company, Inc., a Tennessee corporation (the “Company”), the undersigned stockholders of the Company (collectively, the “Sellers”), and Titan Global Holdings, Inc., a Utah corporation (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer, the Company and the Sellers made and entered into a Stock Purchase Agreement dated July 17, 2007 (the “Agreement”), pursuant to which Buyer has agreed to purchase, and Sellers have agreed to sell, all of the issued and outstanding capital stock of the Company, on the terms and conditions set forth in the Agreement; and

WHEREAS, the Buyer, the Company and the Sellers have entered into Addenda to the Agreement on July 17, 2007 and on July 24, 2007;

WHEREAS, the parties wish to further amend the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 2.3 of the Agreement, as amended, is hereby amended by deleting from clause (a) thereof “September 4, 2007” and inserting in its place “September 12, 2007.”

2. As amended hereby, the Agreement shall remain in full force and effect.

[Signatures are on the next page.]

IN WITNESS WHEREOF, this Addendum has been executed as of the date first above written.

BUYER:

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ Bryan M. Chance
Name: Bryan M. Chance
Title: President and Chief Executive Officer

THE COMPANY:

APPALACHIAN OIL COMPANY, INC.

By:	/s/ Jeffrey H. Benedict
Name: Jeffrey H. Benedict
Title: President

SELLERS:

/s/Jeffrey H. Benedict
JEFFREY H. BENEDICT

/s/ Sara G. MacLean
SARA G. MACLEAN (by Jeffrey H. Benedict under Power of Attorney dated 7-11-07)

THE LINDA R. MACLEAN IRREVOCABLE TRUST

By:	/s/ Sara G. MacLean
Sara G. MacLean, Trustee (by Jeffrey H. Benedict under Power of Attorney dated 7-11-07)

THE JAMES R. MACLEAN REVOCABLE TRUST OF 2005

By:	/s/ James R. MacLean
James R. MacLean, Trustee